The attached 8-K filed by Residential Asset Mortgage Products, Inc. on March 24, 2000 replaces the 8-K filed on the same date which has the incorrect date on the letter and the incorrect date on the Date of Report (Date of earliest Event Reported).

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): March 23, 2000





                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                333-91561          41-1955181
----------------------------     -----------       ----------------
(State or Other Jurisdiction     (Commission       (I.R.S. Employer
     of Incorporation)             File Number)     Identification No.)




           8400 Normandale Lake Blvd., Suite 600 Minneapolis, MN 55437
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (612) 832-7000
                                                          ----- --------
       -------------------------------------------------------------------------

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.    Other Events.
----       ------------

Filing of Computational Materials

      In connection with the proposed offering of the GMACM Home Loan-Backed Term Notes, Series 2000-HLTV1 (the "Term Notes"), Bear, Stearns & Co. Inc., as representative of the underwriters (the "Representative"), has prepared certain materials (the "Series Term Sheet" including the "Computational Materials") for distribution to potential investors. Although Residential Asset Mortgage Products, Inc. (the "Company") provided the Representative with certain information regarding the characteristics of the home loans (the "Home Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

      For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Term Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Home Loans; the proposed structure;
decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Series Term Sheet including Computational Materials listed as Exhibit 99.1 hereto is filed.

Item 7.  Financial Statements and Exhibits

         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

      99.1 Series Term Sheet including Computational Materials.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RESIDENTIAL ASSET MORTGAGE
                                 PRODUCTS, INC.



                               By:     /s/ Patricia C. Taylor
                                       ----------------------
                                       Patricia C. Taylor
                                       Vice President



Dated:  March 24, 2000

                                  Exhibit Index


Exhibit                                                                    Page

99.1    Series Term Sheet including Computational Materials                 5